State Street – A View From Europe Goldman Sachs U.S. Financial Services Conference 2015 Jeff Conway Chief Executive Officer of State Street Europe, the Middle East and Africa (EMEA) Executive Vice President, State Street Corporation December 8, 2015 (STT: NYSE)

2 Forward-looking statements This presentation contains forward-looking statements within the meaning of U.S. securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, investment portfolio performance and strategies, financial portfolio performance, dividend and stock purchase programs, expected outcomes of legal proceedings, market growth, acquisitions, joint ventures and divestitures and new technologies, services and opportunities, as well as regarding industry, regulatory, economic and market trends, initiatives and developments, the business environment and other matters. Terminology such as “estimate,” “priority,” “outlook,” “expect,” “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms, are intended to identify forward looking statements, although not all forward looking statements contain such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to December 8, 2015. Important factors that may also affect future results and outcomes include, but are not limited to: The financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the sovereign-debt risks in the U.S., Europe and other regions; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, our ability to manage levels of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement changes to the regulatory framework applicable to our operations, including implementation of the Dodd-Frank Act, the Basel III final rule and European legislation (such as the Alternative Investment Fund Managers Directive, Undertakings for Collective Investments in Transferable Securities Directives and Markets in Financial Instruments Directive II); among other consequences, these regulatory changes impact the levels of regulatory capital we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, and restrictions on banking and financial activities. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning and compliance programs, and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are required or will be required to meet, whether arising under the Dodd-Frank Act or the Basel III final rule, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; increasing requirements to obtain the prior approval of the Federal Reserve or our other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; financial market disruptions or economic recession, whether in the U.S., Europe, Asia or other regions; our ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meet our expectations and those of our clients and our regulators; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or proceedings; our ability to develop, finalize and execute our plan to accelerate the next phase of our program to create cost efficiencies through changes in our operational processes and to further digitize our processes and interfaces with our clients. The objectives of this plan are to enhance the value and delivery of our products and services to clients and to identify and implement significant reductions in our cost structure. Any failure in whole or in part to achieve these objectives may, among other things, limit the attractiveness of our products or services to clients. This could reduce our competitive position, diminish the cost- effectiveness of our systems and processes or provide an insufficient return on our associated investment; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the liquidity or valuation of assets underlying those pools; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depository obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems and their effective operation both independently and with external systems, and complexities and costs of protecting the security of our systems and data; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced, and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize emerging needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to defer materially from those indicated by any forward-looking statements are set forth in our 2014 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, December 8, 2015, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.

3 State Street is well positioned for growth in Europe State Street Europe – Size and Scale Long-term Secular Trends Key Opportunities State Street Europe Strategic Plans Pathways to Further Growth Leadership Positions in Key Growth Areas Deep and Growing Asset Pools Integrated and Innovative Client Solutions Focused Growth Opportunities

4 EMEA is a key contributor to the global State Street franchise • 67% market share by AUA in ETF servicing1 • 21% market share by AUA in Ireland2 • 15% market share by AUA in Luxembourg2 • Leading ETF provider and passive manager3 • Leading European Hedge Fund Administrator4 • #1 Securities Lender in EMEA (Global Investor ISF Beneficial Owners Survey 2015) • #1 in Flow Research and Quantitative Research for Real Money Institutions (Euromoney 2015 Foreign Exchange Survey) • #1 Custodian in EMEA (Global Investor ISF Global Custody Survey 2014) • #2 Worldwide Sovereign Wealth AUM (Pensions and Investments Research Center 2014) Leadership and Recognition in Europe Americas: Revenue: $5,945M AUA: $21.22T AUM: $1,568B Europe, Middle East & Africa: Revenue: $3,472M AUA: $5.63T AUM: $559B Asia-Pacific: Revenue: $878M AUA: $1.34T AUM: $321B All data as of or for the year-end December 31, 2014, as applicable. AUA: assets under custody and administration (based on location in which the assets are serviced). AUM: assets under management (based on client location or fund management location). 1. Asset figures sourced from Bloomberg as of October 30, 2015; service provider based on fund prospectuses; European stock-exchange websites. 2. Offshore market information was from Monterey Insight. Ireland data is as of June 30 every year, and Luxembourg data is as of December 31 every year; domiciled funds only. 3. ETF Provider and Passive Manager of the Year (European Pensions Awards 2015). 4. European Hedge Fund Administrator of the Year (Funds Europe Awards 2015). Global: Revenue: $10.3B AUA: $28.2T AUM: $2.45T

5 State Street has a deep local presence in Europe1 Highlights: • Scale in Europe: 10,200+ employees in 12 countries, plus the UAE and South Africa • Deeply penetrated in onshore markets, and leader in offshore asset servicing • Capitalizing on lower-cost location, and building scale, in Poland • Leader in select product markets (e.g., Italy; alternative assets) AUC: $326B / AUM: $23B Germany (est. 1970) Headcount: 736 AUC: $621B / AUM: $29B Ireland (est. 1996) Headcount: 2,456 Poland regional operations hub (est. 2007) AUC: $757B Luxembourg (est. 1990) Headcount: 814 AUM: $74B Belgium (est. 1985) Headcount: 18 AUM: $170B UAE (est. 1993) (not shown on map) Headcount: 7 AUC: $1,509B / AUM: $117B UK (est. 1972) AUC: $270B / AUM: $12B Italy (est. 2003) Headcount: 683 AUC: $12B / AUM: $24B France (est. 1991) Headcount: 289 AUC: $195B Netherlands (est. 2004) + Denmark (est. 2015) Headcount: 45 AUC: $70B / AUM: $18B Switzerland (est. 1998) Headcount: 192 1. AUC and AUM as of June 30, 2015; headcount as of July 31, 2015. Austria (AUC: $5B/18 staff), Channel Islands ($14B/ 312) and South Africa (117 staff) not shown. Excludes JVs. AUM excludes Pooled Cash / Money Market Funds ($20B) and ETFs ($13B). Headcount: 2,188 Headcount: 2,350

6 Growth strategy supported by long-term secular trends in Europe Globalization Regulation & Complexity Retirement Savings • Multiple regulators means high levels of complexity and intensity • Sweeping regulatory change (e.g., AIFMD, EMIR, KIID, FATCA) • Client need for solutions and expertise • Euro area household net savings ratio1 higher than the US, with more invested in higher yielding assets • Shift in retirement savings from Defined Benefit (DB) to Defined Contribution (DC) • Rising demand for ETFs • Cross-border investing continues, with Luxembourg and Ireland as global offshore powerhouses • Demand for multi- product, multi-domicile solutions plays to State Street’s broad reach and deep capabilities 1. OECD projections show Euro area household net savings (6.76% of household disposable income) more than double the US (3.13%) by 2017.

Well positioned in key markets and executing on growth priorities

Total Managed Assets in Europe[1]

	AUM 2015E ($T)	CAGR 2015-18F
Ireland and Luxembourg	$5.8 (AUA)[2]	8.7%[2]
UK	$7.0	6.6%
France	$3.7	5.2%
Germany	$3.2	5.6%
Nordics[3]	$2.5	10.7%
The Netherlands	$2.2	7.6%
Switzerland	$1.5	4.8%
Italy	$1.4	5.3%
Europe Total	**$28.8**[4]	**7.2%**

75% of Total European Managed Assets

Market and Product Opportunities

- European market has $28.8T in total managed assets growing at 7.2% CAGR to 2018[1]
- Our onshore footprint covers 75% of these assets
- Significant presence in Luxembourg and Ireland
- Executing on high-growth areas in Europe:
  - Enhancing our FX product offering, and increase share in key European markets
  - Building out Enhanced Custody
  - Executing on DC asset management to seize the opportunity
  - Penetrating ETF management by accelerating regional distribution, and tapping into rising demand
  - Reinforcing our market-leading position in alternatives and offshore asset servicing

1. Sources: Cerulli; State Street projections where no forecasts available by country or investment pool type (Collectives; Pensions; Insurance). 2. 2008-2014 CAGR from Monterey Insight. Ireland data is as of June 30 every year, and Luxembourg data is as of December 31 every year; domiciled funds only. 3. Denmark, Sweden, Finland and Norway where data available. 4. Total will not sum to $28.8T because Rest of Europe ($1.5T) not shown.

7

STATE STREET

8 Strategically positioning to capture asset pools from DB-to-DC shift • 2023: UK DC AUM forecast to overtake DB AUM, driven in part by supportive regulation1 • UK DB-to-DC shift illustrative of potential opportunities in mainland Europe • Demand for low-cost investing, appetite to blend active and passive, and diversification also play into ETF opportunity Forecast Total UK Corporate DB and DC Pension Assets1 • Product focus to capture scale assets within new cost-controlled regulatory environment: Beta, Multi- Asset Solutions, Target Date Funds • Targeted distribution aimed at DC aggregators (Beta) and the 350 largest DC plans (Multi-Asset Solutions) • Investment in DC infrastructure to provide a market- leading client experience as assets grow 1. Source: Oliver Wyman, “The Future of the UK Life Industry: Time to Invest in Mass Market Retirement, 2014”. Key Highlights Key Asset Management Strategic Plans

Industry leader in ETF servicing

- European ETF market represented by ~30 principal ETF sponsors and valued at $489B[1]
- We see strong growth prospects:
  - Shift to passive investments (e.g., lower-cost alternative to active)
  - Versatility of ETFs (e.g., specific asset class / geographic exposure)
  - Regulatory change in Europe (Retail Distribution Review; MiFID II) facilitating greater penetration of relatively low-cost ETFs
- State Street is well placed to capture ETF growth in Europe as industry leader in ETF servicing with $329B AUA, or 67.3% market share

Top 10 European ETF Service Providers[1]


State Street
67.3%
Société Générale
10.7%
BBH
5.0%
CACEIS
5.0%
BNP Paribas
4.3%
Northern Trust
2.0%
Zuercher Kantonal
1.3%
HSBC
1.2%
UBS
1.1%
BNY Mellon
0.6%

1. Asset figures sourced from Bloomberg as of October 30, 2015; service provider based on fund prospectuses; European stock-exchange websites.

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STATE STREET

10 Well positioned to capture market share in alternative investment solutions Alternative Regulated Products (UCITS): • Alternative regulated product $234B AUM, 22% CAGR 2012-June 20153 • Multi-domicile / multi-product solutions • Opportunity to capture increased retail market participation 1. HFR (Hedge Fund Research, Inc.), October 2015; State Street AIS assets under administration excluding FoFs and other hedge funds not administered by AIS. 2. Citi Investor Services, “Opportunities and Challenges for Hedge Funds in the Coming Era of Optimization, 2014”. 3. McKinsey; Strategic Insight Simfund Global. Hedge Funds: • State Street global market leader with 23% AUA share1 • Strong position in Ireland, which is a leading location for global hedge-fund administration • In Europe, retail assets are only 25% of professionally-managed asset pool2 Trends and Drivers in Alternatives: • Increased investor allocation to alternatives to achieve risk-return goals • Managers looking to access pools of capital in Europe • Convergence in asset class and push toward regulated products • Trend to outsource operations

11 Leading market position in offshore to fuel our growth plans 48.3% 14.5% 4.6% 4.6% 4.1% 3.8% 3.4% 3.1% 3.0% 10.6%USA Luxembourg and Ireland France Germany UK Australia Brazil Canada Japan Others • Offshore products (i.e., UCITS1) dominate the landscape – distributed in more than 70 countries throughout Europe, Asia, Africa and South America • European offshore market has grown by 41% over the last 3 years to 20142 – at the same time, State Street grew offshore AUA by 78% 14.5% of offshore funds are domiciled in Luxembourg (9.5%) and Ireland (5.0%) Top Domiciles of Worldwide Investment Fund Assets3 (Market share at end of 2Q15) • State Street is a market leader in both Ireland and Luxembourg, servicing $1.1T in offshore assets2 • Luxembourg and Ireland are the main markets in Europe for offshore funds, with 14.5% of the global market share3 1. Undertakings for Collective Investments in Transferable Securities. 2. Offshore market information was from Monterey Insight. Ireland data is as of June 30 every year, and Luxembourg data is as of December 31 every year; domiciled funds only. 3. Based on EFAMA market analysis as of June 30, 2015. Offshore Assets2 (AUA $B) STT Industry 8.7% 17.4% 5,790 5,370 4,600 4,120 3,790 3,460 3,510 2014 2013 2012 2011 2010 2009 2008 2008-2014 CAGR

12 Strategy to provide value-added solutions and services to grow with our clients Average Number of Products Used by State Street EMEA Clients1 6 10 11 Global EMEA 8 14 17 1. As of June 30, 2015. • Doubling down on client engagement by executing on Sector Solutions • Aligning capabilities into more impactful, end-to-end client solutions • Aggressively upgrading talent • Expanding thought leadership – knowledge, insights, and strategies – for client sectors Develop and Cross-Sell Integrated and Impactful Client Solutions Top 25 Top 1,000 Top 100

13 Well positioned to continue growing in Europe Capitalize on our size and scale in Europe, and optimize footprint Position for high-growth opportunities in Europe Closer and more strategic client engagement Focused and disciplined execution of our priorities